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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  December 19, 2003

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 5.   Other Events and Regulation FD Disclosure.
          -----------------------------------------

     On December 19, 2003, we filed a news release concerning a second amendment and waiver agreement with respect to our senior secured credit facility. The form of the amendment and waiver agreement is filed as
Exhibit 99 to this Current Report on Form 8-K. The text of the news release is as follows:

       DAN RIVER INC. ANNOUNCES FOURTH QUARTER WAIVER AND AMENDMENT

     Danville, Va., December 19, 2003. Dan River Inc. (NYSE: DRF) announced today that it has entered into a second amendment and waiver agreement with its lending group related to its senior secured credit facility. The amendment provides for permanent waiver of anticipated violations of the minimum fixed charge coverage ratio and maximum leverage covenants for the fourth quarter of fiscal 2003. Among other things, the amendment provides monthly limitations on capital expenditures and specifies minimum levels of excess availability under the Company's revolving credit facility and monthly operating EBITDA during the first quarter of fiscal 2004.

"We are pleased with the cooperation from our lending group in working with us to date," said Joseph L. Lanier, Jr., Chairman and CEO. "We will continue to work with them to negotiate such further amendments or waivers as will be necessary."

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION: This news release contains forward-looking statements under applicable securities laws. The Company believes its forward-looking statements are reasonable; however, undue reliance should not be placed on such statements, which are based on current expectations. The Company's financial condition and results of operations could be materially and adversely affected by numerous market and industry factors outside of its control. In particular, weak demand for the Company's products has had an adverse effect on its operating results. Should operating results deteriorate or fail to improve as expected, (i) the Company's ability to comply with the requirements set forth in its senior secured credit facility, as amended, and (ii) its negotiations with its lenders concerning further amendments, could be adversely affected, with a resultant material adverse effect on the Company's liquidity. Additional risks associated with the Company's business are detailed in its annual report on Form 10-K filed with the SEC on February 21, 2003 and in its quarterly report on Form 10-Q filed with the SEC on November 12, 2003. Investors should refer to the text of the second amendment and waiver agreement for a complete understanding of its contents. The Company will file the form of the amendment with the SEC as an exhibit to a Current Report on Form 8-K.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------
          (c)  Exhibits
               (See accompanying Exhibit Index)

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  December 19, 2003           /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President

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                                   INDEX

Exhibit No.              Description of Exhibit
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99   Text of Second Amendment and Waiver